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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2008

Etelos, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31081 (Commission File Number)	77-0407364 (IRS Employer Identification No.)

26828 Maple Valley Highway–#297
Maple Valley, WA 98038
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (425) 458-4510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        Effective October 31, 2008, David S.G. MacKenzie resigned as Vice President and Chief Financial Officer of Etelos, Inc., a Delaware corporation, referred to as "we", "our", "us" or the "Company" in this report. Mr. MacKenzie will continue to serve the Company as an advisor and consultant.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2008	ETELOS, INC.
	By:	/s/ KENNEDY A. BROOKS Kennedy A. Brooks Vice President & General Counsel

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  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES